Exhibit 99.18

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-E

KEY PERFORMANCE FACTORS
January 31, 2001



        Expected B Maturity                                         4/15/02


        Blended Coupon                                              5.8162%



        Excess Protection Level
          3 Month Average   4.65%
          January, 2001   7.16%
          December, 2000   0.39%
          November, 2000   6.41%


        Cash Yield                                  19.75%


        Investor Charge Offs                         4.73%


        Base Rate                                    7.86%


        Over 30 Day Delinquency                      4.88%


        Seller's Interest                           11.58%


        Total Payment Rate                          14.47%


        Total Principal Balance                     $57,905,967,832.59


        Investor Participation Amount               $750,000,000.00


        Seller Participation Amount                 $6,705,277,271.10